UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Coeur d’Alene Mines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COEUR D’ALENE MINES CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 11, 2010 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/cde This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 27, 2010 to facilitate timely delivery. TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cde TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Coeur d’Alene Mines Corporation Shareholder: The 2010 Annual Meeting of Shareholders of Coeur d’Alene Mines Corporation (the “Company”) will be held at The Coeur d’Alene Resort and Conference Center, Second Street and Front Ave., Coeur d’Alene, Idaho 83814, on Tuesday, May 11, 2010, at 9:30 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect nine directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) to adopt an amendment and restatement of the Coeur d’Alene Mines Corporation 2003 Long Term Incentive Plan; (3) to ratify the appointment of KPMG as our independent registered public accounting firm; and (4) to transact such other business as properly may come before the Annual Meeting. The Board of Directors recommends a vote “FOR” Items 1 through 3. The Board of Directors makes no recommendation with respect to Item 4. The Board of Directors has fixed the close of business on March 22, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof or postponement(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 71865

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the 2010 Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at http://phx.corporate-ir.net/phoenix.zhtml?c=86472&p=irol-irhome. Meeting Location: The Coeur d’Alene Resort and Conference Center Second Street and Front Ave. Coeur d’Alene, ID 83814 The following materials are available for you to review online: • the Company’s 2010 Proxy Statement (including all attachments thereto); • the Company Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper or e-mail copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cde The Proxy Materials for Coeur d’Alene Mines Corporation are available to review at: http://www.proxyvoting.com/cde Have this notice available when you request a paper or e-mail copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.